PENN SERIES FUNDS, INC.

Supplement dated June 8, 2018

to the Prospectus dated May 1, 2018, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

I.	Large Cap Value Fund

Effective as of May 25, 2018, David L. Waldman joined Arthur Barry, CFA, as a co-portfolio manager of the Large Cap Value Fund (the “Fund”). As a result of the foregoing, effective immediately, the Prospectus is revised as set forth below.

•	The “Portfolio Manager” information included in the Fund’s “Fund Summary” section is hereby deleted and replaced in its entirety by the following:

Portfolio Managers

The portfolio managers described below are primarily responsible for the day-to-day management of the Fund’s portfolio.

Arthur Barry, CFA, Vice President of Loomis, Sayles & Company, L.P., has served as portfolio manager of the Fund since May 2013.

David L. Waldman, Executive Vice President of Loomis, Sayles & Company, L.P., has served as a co-portfolio manager of the Fund since May 2018.

•	The paragraph below is hereby added following the second paragraph under “Management — Sub-Advisers — Loomis, Sayles & Company, L.P.”

David L. Waldman has served as a co-portfolio manager of the Fund since May 25, 2018. Mr. Waldman, Executive Vice President of Loomis Sayles, joined Loomis Sayles in 2007 and currently serves as Deputy Chief Investment Officer. He earned an undergraduate degree in economics from Stanford University and an MBA in finance from New York University. He has over 29 years of investment experience.

II.	Emerging Markets Equity Fund

Effective on or about June 30, 2018, Amay Hattangadi will serve as a portfolio manager of the Emerging Markets Equity Fund (the “Fund”). Effective immediately, Gaite Ali is no longer identified as jointly and primarily responsible for the day-to-day management of the Fund, but will remain a member of the Fund’s larger portfolio management support team. Additionally, effective as of June 30, 2018, Munib Madni will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Messrs. Ali and Madni in the Prospectus are hereby deleted in their entirety immediately and effective June 30, 2018, respectively. As a result of the foregoing, effective June 30, 2018, the Prospectus is revised as set forth below.

•	The information below is added under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section.

Amay Hattangadi, a Managing Director of MSIM Company, an affiliate of MSIM, has served as a portfolio manager of the Fund since June 2018.

PENN SERIES FUNDS, INC.

•

The second paragraph under the heading “Management — Sub-Advisers — Morgan Stanley Investment Management Inc.” is hereby deleted and replaced in its entirety with the paragraph below, and the fourth paragraph is hereby revised to add the sentence below as the last sentence.

The Emerging Markets Equity Fund is managed within MSIM’s Emerging Markets Equity team. The team consists of portfolio managers and research analysts. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila, Eric Carlson, May Yu, and Amay Hattangadi. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Amay Hattangadi, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since 1997.

The changes described above will have no effect on the Funds’ investment objectives or principal investment strategies and will not affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8481    06/18